UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2019

TABULA RASA HEALTHCARE, INC.

(Exact Name of Registrant Specified in Charter)

Delaware	001-37888	46-5726437
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

228 Strawbridge Drive, Suite 100
Moorestown, New Jersey	08057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:(866) 648-2767

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Loan Agreement Amendment

As previously disclosed, Tabula Rasa HealthCare, Inc., a Delaware corporation (“TRHC”), CareKinesis, Inc., a Delaware corporation (“CareKinesis”), Careventions, Inc., a Delaware corporation (“Careventions”), Capstone Performance Systems, LLC, a Delaware limited liability company (“Capstone”), J.A. Robertson, Inc., a California corporation (“Robertson”), Medliance LLC, an Arizona limited liability company (“Medliance”), CK Solutions, LLC, a Delaware limited liability company (“CK Solutions”), TRSHC Holdings, LLC, a Delaware limited liability company (“TRSHC”), SinfoniaRx, Inc., an Arizona corporation (“SinfoniaRx”), TRHC MEC Holdings, LLC, a Delaware limited liability company (“TRHC MEC”), Mediture LLC, a Minnesota limited liability company (“Mediture”), eClusive L.L.C., a Minnesota limited liability company (“eClusive”), TRHC DM Holdings, LLC, a Delaware limited liability company (“TRHC DM”) and Cognify, LLC, a Delaware limited liability company (“Cognify” and, together with TRHC, CareKinesis, Careventions, Capstone, Robertson, Medliance, CK Solutions, TRSHC, SinfoniaRx, TRHC MEC, Mediture eClusive and TRHC DM, the “Borrowers”) entered into a Loan and Security Modification Agreement (the “Amendment”) with the several banks and other financial institutions or entities party thereto (the “Lenders”) and Western Alliance Bank, an Arizona corporation, as a Lender and as administrative agent and collateral agent for the Lenders (the “Agent”) on February 7, 2019. The Amendment amends that certain Amended and Restated Loan and Security Agreement, dated September 6, 2017, by and among the Borrowers, the Lenders and the Agent, in connection with TRHC’s previously announced offering of convertible senior subordinated notes due 2026 in a private placement to qualified institutional buyers (the “Convertible Note Offering”) pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Convertible Note Offering

On February 8, 2019, TRHC issued a press release announcing the pricing of the Convertible Note Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
10.1

Loan and Security Modification Agreement, entered into as of October 19, 2018, by and among CareKinesis, Inc., Tabula Rasa HealthCare, Inc., Careventions, Inc., Capstone Performance Systems, LLC, J.A. Robertson, Inc., Medliance LLC, CK Solutions, LLC, TRSHC Holdings, LLC, SinfoniaRx, Inc., TRHC MEC Holdings, LLC, Mediture, LLC and eClusive L.L.C., the several banks and other financial institutions or entities party thereto, and Western Alliance Bank, as a Lender and as administrative agent and collateral agent for the Lenders.

10.2

Loan and Security Modification Agreement, entered into as of February 7, 2019, by and among CareKinesis, Inc., Tabula Rasa HealthCare, Inc., Careventions, Inc., Capstone Performance Systems, LLC, J.A. Robertson, Inc., Medliance LLC, CK Solutions, LLC, TRSHC Holdings, LLC, SinfoniaRx, Inc., TRHC MEC Holdings, LLC, Mediture, LLC, eClusive L.L.C., Cognify, LLC and TRHC DM Holdings, LLC, the several banks and other financial institutions or entities party thereto, and Western Alliance Bank, as a Lender and as administrative agent and collateral agent for the Lenders.

99.1	Press Release of Tabula Rasa HealthCare, Inc. issued February 8, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

	By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: February 8, 2019